UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2006

Apollo Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4615 East Elwood Street, Phoenix, Arizona		85040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 966-5394

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

To the extent applicable, the information disclosed under Item 5.02 is incorporated herein by reference.

A copy of the Separation Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

To the extent applicable, the information disclosed under Item 5.02 is incorporated herein by reference.

The information furnished pursuant to this Item 2.02 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 11, 2006, Apollo Group, Inc. announced the appointment of Mr. Brian Mueller to serve as President. Mr. Mueller succeeds Todd S. Nelson who submitted to the Board of Directors his resignation as Chairman of the Board, Chief Executive Officer, and President, effective January 11, 2006. Dr. John G. Sperling, founder and current board member of Apollo Group, was appointed interim Executive Chairman of the Board.

Mr. Mueller, 51, joined Apollo Group, Inc. in 1987. He most recently held the position of Chief Operating Officer of Apollo Group. Mr. Mueller held the position of Chief Executive Officer of University of Phoenix’s online campus from March 2002 to November 2005 and Chief Operating Officer and Senior Vice President of University of Phoenix’s online campus from May 1997 to March 2002.

The Company and Mr. Nelson have entered into a Separation Agreement (the "Separation Agreement") dated January 11, 2006.

The Separation Agreement includes requirements for confidentiality, non-competition, and non-solicitation. The Separation Agreement also provides that Mr. Nelson releases the Company from claims arising or occurring on or prior to the date of the Separation Agreement, and that Mr. Nelson may revoke the Separation Agreement and his release at any time within seven days after its execution.

The Separation Agreement provides that, notwithstanding his resignation, Mr. Nelson will be entitled to receive a separation payment totaling $18 million and requires that the Company incur all its and Mr. Nelson’s tax liabilities related to this payment. In exchange for this severance payment, all of Mr. Nelson’s outstanding options will be terminated.

Including the expense related to the amounts to be paid to Mr. Nelson under the terms of the Separation Agreement, diluted earnings per share are expected to be between $.46 and $.47 for the quarter ending February 28, 2006, and to be between $2.74 and $2.80 for fiscal 2006.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Separation Agreement
99.1 Press Release dated January 11, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.

January 11, 2006	By:	Kenda B. Gonzales

Name: Kenda B. Gonzales
Title: Chief Financial Officer, Secretary, and Treasurer

Apollo Group, Inc.

January 11, 2006	By:	Daniel E. Bachus

Name: Daniel E. Bachus
Title: Chief Accounting Officer and Controller

Apollo Group, Inc.

January 11, 2006	By:	Brian Mueller

Name: Brian Mueller
Title: President

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement
99.1	Press Release dated January 11, 2006